FLEXIBLE PREMIUM VARIABLE ANNUITY - H

Issued Through

SEPARATE ACCOUNT VA WNY

By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated August 16, 2010

to the

Prospectus dated May 1, 2010

This Prospectus Supplement must be accompanied or preceded

by the Prospectus

for the Flexible Premium Variable Annuity - H dated May 1, 2010.

The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Convertible Securities VP:

Effective on or around August 16, 2010, Transamerica Asset Management terminated its investment sub-advisory agreement with Transamerica Investment Management with respect to Transamerica Convertible Securities VP fund and entered into a new investment sub-advisory agreement with AllianceBernstein L.P.

In connection with the change in sub-adviser, the Transamerica Convertible Securities VP fund’s investment objective, principal investment strategies and risks and benchmark index, as well as the name, changed. The new name of the fund is Transamerica AllianceBernstein Dynamic Allocation VP .

Please note:

•

The Transamerica AllianceBernstein Dynamic Allocation VP - Service Class investment choice has been added as a new Designated Investment Option under the Retirement Income ChoiceSM Rider, the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider and the Income LinkSM Rider.

•

The Transamerica Alliance Bernstein Dynamic Allocation VP - Service Class investment choice has been added as a new Designated Investment Option for the Designated Allocation Group C under the Retirement Income ChoiceSM 1.2 and the Retirement Income ChoiceSM 1.4 riders.

•	These investment choices may vary for certain policies and may not be available for all policies.

The following hereby amends the corresponding paragraphs in the “5. EXPENSES” section in the prospectus:

For the calendar year ended December 31, 2009, TCI received revenue sharing payments (or other marketing and distribution activities) ranging from $3,500 to $32,000 (for a total of $264,750) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Alliance Capital Management L.P., American Century Investment Management, Inc., BlackRock Investment Management, LLC., Columbia Management Advisors, Inc., Evergreen Investments, Federated Investment Management Company, Fidelity Management and Research Company, ING Clarion Real Estate Securities, Janus Capital Management, LLC, Jennison Associates LLC, JPMorgan Investment Management, Inc., Legg Mason, MFS Investment Management, Oppenheimer Funds, Inc., Pacific Investment Management

— (Continued)

Company LLC, Putnam, Schroders, Transamerica Investment Management, LLC, Van Kampen Asset Management, Vanguard. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

2